                                                                 CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 15, 1997


                           DISCOVER CARD TRUST 1993 A
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                         0-21508                    Not Applicable
--------                         -------                    --------------
(State of                        (Commission                (IRS Employer
organization)                    File Number)               Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                      19720
-------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)






                                  Page 1 of 13
                         Index to Exhibits is on page 4

Item 5.  Other Events

On July 15, 1997 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of June 1997, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                Description
-----------                -----------
21                         Monthly Certificateholders' Statement for
                           Discover Card Trust 1993 A related to the Due
                           Period ending June 30, 1997.


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DISCOVER CARD TRUST 1993 A
                                           (Registrant)

                                       By: DISCOVER RECEIVABLES FINANCING
                                           GROUP, INC.
                                           as originator of the Trust


                                       By:   Birendra Kumar
                                          ---------------------------------
                                           Birendra Kumar
                                           Vice President and Treasurer


Date: July 15, 1997

                                 EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
21                         Monthly Certificateholders' Statement for
                           Discover Card Trust 1993 A related to the Due
                           Period ending June 30, 1997
